UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  November 14, 2005
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                                 Healthaxis Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

            0-13591                                     23-2214195
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    (Commission File Number)                 (IRS Employer Identification No.)


   7301 N. State Highway 161, Suite 300, Irving, Texas                  75039
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         (Address of Principal Executive Offices)                     (Zip Code)


                                 (972) 443-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On November 14, 2005, Healthaxis Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing third quarter 2005 results.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Press release dated November 14, 2005



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005

                                                    HEALTHAXIS INC.

                                                    By: /s/ JIMMY D. TAYLOR
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                                                        Jimmy D. Taylor
                                                        Chief Financial Officer


EXHIBIT INDEX

EXHIBIT NUMBER           DESCRIPTION
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     99.1                Copy of Healthaxis Inc. press release dated
                         November 14, 2005



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